Exhibit 99.2

Combined Financial Statements of

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR Co Management, LLC

Dagley Insurance Agency, LLC

December 31, 2019

Table of Contents

Page

Independent Auditor’s Report	1-2

Combined Financial Statements

Combined Balance Sheet	3

Combined Statement of Income	4

Combined Statement of Changes in Net Investment	5

Combined Statement of Cash Flows	6

Notes to the Combined Financial Statements	7-19

INDEPENDENT AUDITOR’S REPORT

To the Owners of

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Katy, Texas

Report on the Combined Financial Statements

We have audited the accompanying combined financial statements of Encompass Lending Group, LP, Real Systems Sales Results, LP, Encompass Lending Management, LLC, RSR CO Management, LLC, and Dagley Insurance Agency, LLC (collectively, the “Company”), which comprise the combined balance sheet as of December 31, 2019, and the related combined statements of income, changes in net investment, and cash flows for the year then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ KHA Accountants, PLLC

Flower Mound, Texas

June 30, 2021

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Combined Balance Sheet

December 31, 2019

Assets
Current assets
Cash and cash equivalents	$1,434,143
Restricted cash	57,664
Account receivable, net	69,783
Derivative assets	52,164
Mortgage loans held for sale, at fair value	9,058,767
Total current assets	10,672,521

Property and equipment, net	179,912

Other assets
Right-of-use assets	548,016
Other assets	15,062
Total other assets	563,078

Total assets	$11,415,511

Liabilities and Net Investment
Current liabilities
Accounts payable	$210,871
Accrued expenses	45,208
Derivative liabilities	15,449
Warehouse lines of credit	8,589,426
Operating lease liability, current portion	133,871
Total current liabilities	8,994,825

Long-term liabilities
Operating lease liability, net of current portion	445,361
Total long-term liabilities	445,361

Total liabilities	9,440,186

Net investment	1,975,325

Total liabilities and net investment	$11,415,511

The notes to combined financial statements are an integral part of this statement.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Combined Statement of Income

For the Year Ended December 31, 2019

2019
Revenues
Gain on sale of mortgage loans, net of direct cost of $240,348	$4,081,449
Retail origination fees, net of direct costs of $459,101	563,767
Interest income	303,937
Lead generation income, net of direct costs of $205,502	729,819

Total revenues	5,678,972

Selling, general and administrative expenses	4,906,147

Income from operations	772,825

Other expense
Interest expense	(299,209)
Total other expense	(299,209)

Income before provision for state income tax	473,616

Provision for state income tax	701

Net income	$472,915

The notes to combined financial statements are an integral part of this statement.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Combined Statement of Changes in Net Investment

For the Year Ended December 31, 2019

Net
Investment
Balance at January 1, 2019	$1,699,910

Net income	472,915

Distributions	(197,500)

Balance at December 31, 2019	$1,975,325

The notes to combined financial statements are an integral part of this statement.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Combined Statement of Cash Flows

For the Year Ended December 31, 2019

2020
Cash flows from operating activities
Net income	$472,915
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	37,628
Gain on sale of mortgage loans, net of direct costs	(4,081,449)
(Increase) decrease in:
Accounts receivable	71,303
Derivative assets	(32,859)
Proceeds from sale and principal payments on mortgage loans held for sale	147,585,266
Originations and purchases of mortgage loans held for sale	(146,734,213)
Other assets	55,008
Accounts payable	9,962
Accrued expenses	(54,285)
Derivative liabilities	(5,332)

Net cash used in operating activities	(2,676,056)

Cash flows from investing activities
Purchase of property and equipment	(1,927)

Net cash used in investing activities	(1,927)

Cash flows from financing activities
Distributions	(197,500)
Net borrowings on line of credit	3,100,767

Net cash provided by financing activities	2,903,267

Net increase in cash, cash equivalents, and restricted cash	225,284

Cash, cash equivalents, and restricted cash at beginning of year	1,266,523

Cash, cash equivalents, and restricted cash at end of year	$1,491,807

Supplemental disclosure of cash flow information
Cash paid for interest	$299,209

The notes to combined financial statements are an integral part of this statement.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 1. Nature of organization

Encompass Lending Group, LP (ELG) was organized in May 2008 as a Texas limited partnership. ELG originates residential loans in Texas, Kansas, Missouri, Florida, California, Louisiana, and Colorado.

Real System Sales Results, LP (RSSR) was formed in June 2015 to provide leads and telemarketing services for other businesses.

Dagley Insurance Agency, LLC (DIA) was formed in September 2019 as an insurance broker offering residential and commercial insurance through various carriers. DIA has offices in Texas and Colorado.

Encompass Lending Management, LLC (ELM) was organized in May 2008 as a Texas limited liability company. ELM serves as the general partner for ELG.

RSR CO Management, LLC (RSR CO) was organized in June 2015 as a Texas limited liability company. RSR CO serves as the general partner for RSSR.

During the year ended December 31, 2019, ELG, RSSR, DIA, ELM and RSR CO operated as stand-alone legal entities with no direct ownership relationship existing among the legal entities. Consequently, no consolidated financial statements were historically prepared. On January 1, 2020, the owners of these entities contributed their ownership interests to E4:9 Holdings, LLC (“E4:9”) in exchange for membership interests in E4:9. The accompanying combined financial statements are presented as if the operations had been operated as a combined company. Accordingly, net investment in these operations is shown in lieu of members’ equity in the combined financial statements.

Note 2. Summary of significant accounting policies

Principles of combination

The accompanying combined financial statements include the common controlled accounts of DIA, RSSR, RSR CO, ELM, and ELG (collectively, the “Company”). All significant intercompany transactions and balances have been eliminated.

Accounting estimates

When preparing combined financial statements in conformity with U.S. generally accepted accounting principles (GAAP), management must make estimates and assumptions based on future events that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the combined financial statements, and revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments, purchased with a maturity of three months or less, to be cash equivalents. The balances are insured by the Federal Deposit Insurance Corporation (FDIC) up to certain limits. The balances of these accounts may from time to time exceed the federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 2. Summary of significant accounting policies, continued

Accounts receivable

Accounts receivable are carried at the original invoice amount less an allowance for uncollectible receivables.

The Company estimates its allowance for uncollectible receivables for estimated losses resulting from the inability of its customers to make required payments by analyzing the aging of its customer receivables, its historical loss experience and other trends and factors affecting the credit risk of its customers. Write-offs occur when the Company determines an account to be uncollectible and could differ from its allowance estimate as a result of factors such as changes in the overall economic environment or risks surrounding its customers. Additional allowances may be required if the financial condition of customers were to deteriorate, resulting in their inability to make payments. The Company periodically reviews the underlying assumptions in its estimate of the allowance for uncollectible receivables to ensure that the allowance reflects the most recent trends and factors. As of December 31, 2019, management believed no allowance for uncollectible receivables was necessary.

Mortgage loans held for sale

Mortgage loans held for sale represent loans that have forward sales commitments. Mortgage loans held for sale are carried at fair value under the fair value option with changes in fair value recorded in gain on sale of mortgage loans in the combined statement of income. Net unrealized losses, if any, are recognized through a valuation allowance by charges to income. Realized losses are charged to expenses as incurred. The fair value of mortgage loans held for sale is typically calculated using observable market information, including pricing from actual market transactions, investor commitment prices and broker quotations. The fair value for mortgage loans held for sale covered by investor commitments is generally based on commitment prices. The fair value of mortgage loans held for sale not committed to an investor is generally based on current delivery prices using best execution pricing.

Revenue recognition

The Company applies Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers, and all subsequent amendments to the ASU (collectively, “ASC 606”), which (i) creates a single framework for recognizing revenue from contracts with customers that fall within its scope and (ii) revises when it is appropriate to recognize a gain (loss) from the transfer of nonfinancial assets. Payment for the Company’s services that fall within the scope of ASC 606 are recognized as revenue as the Company satisfies its obligation to the customer.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 2. Summary of significant accounting policies, continued

Revenue recognition, continued

ASC Topic 606 provides a five-step model for recognizing revenue from contracts with customers as follows:

•	Identify the contract with a customer

•	Identify the performance obligations in the contract

•	Determine the transaction price

•	Allocate the transaction price to the performance obligations in the contract

•	Recognize revenue when or as performance obligations are satisfied

The Company’s revenue streams are primarily composed of loans sold, loan origination fees, and lead generation income. Revenues from loans sold and retail origination fees are exempted from ASC 606. Origination and other fees are not specifically separable from the actual mortgage loans.

Gain on sale of mortgage loans represents the difference between the net sales proceeds and the carrying values of the mortgage loans sold and includes the servicing rights release premiums.

Retail origination fees are principally revenues earned from loan originations. Direct loan origination costs and fees associated with the loans are charged to expenses when the loans are sold. Interest income is interest earned on originated loans prior to the sale of the asset.

Transfers of financial assets are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Company does not maintain effective control over the transferred assets, such as through an agreement to repurchase them before their maturity.

Lead generation income is generated from providing professional services to clients. A single contract could include one or multiple performance obligations. For contracts that have multiple performance obligations, the Company allocates a portion of the transaction price to each performance obligation based on its relative standalone selling price, which is determined based on overall pricing objectives, taking into consideration market conditions and other factors.

The performance obligations related to lead generation are satisfied, and therefore the related revenue recognized, evenly over the course of the service period.

Total revenue accounted for under ASC 606 and recognized at a point in time and over time was as follows for the year ended December 31, 2019:

Revenue recognized at a point in time	$-
Revenue recognized over time	729,819
$729,819

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 2. Summary of significant accounting policies, continued

Revenue recognition, continued

Contract balances

The Company records accounts receivable when it has the unconditional right to issue an invoice and receive payment, regardless of whether revenue has been recognized. If revenue has not yet been recognized, a contract liability (deferred revenue) also is recorded. Balances as of December 31, 2019 were as follows:

Accounts receivable, net of allowance for uncollectible accounts	$69,783
Unbilled receivables	-
Deferred revenue	-
$69,783

Payment terms on invoiced amounts are typically 30 days. In instances where the timing of revenue recognition differs from the timing of the right to invoice, the Company has determined that a significant financing component generally does not exist. The primary purpose of the Company’s invoicing terms is to provide customers with simplified and predictable ways of purchasing the products and not to receive financing from or provide financing to the customer.

Property and equipment

Property and equipment are carried at cost. Depreciation of property and equipment is calculated using the straight-line method for financial reporting purposes over the estimated useful lives of the assets, which range from 5 to 7 years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Advertising costs

Advertising costs are expensed as incurred and included in selling, general and administrative expenses on the accompanying combined statement of income. Advertising expense for the year ended December 31, 2019 was $31,572.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 2. Summary of significant accounting policies, continued

Risks and uncertainties

In the normal course of business, companies in the mortgage banking industry encounter certain economic and regulatory risks. Economic risks include interest rate risk and credit risk. The Company is subject to interest rate risk to the extent that in a rising interest rate environment, the Company may experience a decrease in loan production, as well as decreases in the value of mortgage loans held for sale not committed to investors and commitments to originate loans, which may negatively impact the Company’s operations. Credit risk is the risk of default that may result from the borrowers’ inability or unwillingness to make contractually required payments during the period in which loans are being held for sale or serviced by the Company.

The Company sells loans to investors without recourse. As such, the investors have assumed the risk of loss or default by the borrower. However, the Company is usually required by these investors to make certain standard representations and warranties relating to credit information, loan documentation and collateral. To the extent that the Company does not comply with such representations, or there are early payment defaults, the Company may be required to repurchase the loans or indemnify these investors for any losses from borrower defaults. In addition, if loans pay-off within a specified time frame, the Company may be required to refund a portion of the sales proceeds to the investors.

The Company’s business requires substantial cash to support its operating activities. As a result, the Company is dependent on its warehouse lines of credit and other financing facilities in order to finance its continued operations. If the Company’s principal lenders decided to terminate or not to renew any of these financing facilities with the Company, the loss of borrowing capacity could have a material adverse impact on the Company’s liquidity and results of operations unless and until the Company found a suitable alternative source.

Federal income tax

The Company is taxed as a partnership for Federal income tax purposes. Therefore, the Company records no provision or liability for Federal income tax. The owners are individually taxed on their proportionate share of the Company’s earnings.

The Company is required to recognize, measure, classify, and disclose in the combined financial statements uncertain tax positions taken or expected to be taken in the Company’s tax returns. Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits that materially impact the combined financial statements or related disclosures. Since tax matters are subject to some degree of uncertainty, there can be no assurance that the Company’s tax returns will not be challenged by the taxing authorities and that the Company or its owners will not be subject to additional tax, penalties and interest as a result of such challenge. The Company would recognize any penalties or interest in operating expenses. Generally, the Company’s tax returns remain open for Federal income tax examination for 3 years from the date of filing and for state franchise tax examination for 4 years from the date of filing.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 2. Summary of significant accounting policies, continued

Derivative financial instruments

The Company adopted Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 815-25, Accounting for Derivative Instruments and Hedging Activities. This standard requires that all derivatives be recognized as assets or liabilities in the combined balance sheet and measured at fair value.

The Company enters into commitments to originate loans whereby the interest rate on the loan is determined prior to funding (interest rate lock commitments). Rate lock commitments on mortgage loans that are intended to be sold are considered to be derivatives. Accordingly, such commitments, along with any related fees from potential borrowers, are recorded at fair value in derivative assets or liabilities, with changes in fair value recorded in the combined statement of income in gain on sale of mortgage loans. Fair value is based upon changes in the fair value of the underlying mortgages, estimated to be realizable upon sale into the secondary market. Fair value estimates also take into account loan commitments not expected to be exercised by customers for whatever reason, commonly referred to as fall out.

The Company manages the interest rate risk associated with its outstanding interest rate lock commitments and loans held for sale by entering into derivative loan instruments such as forward loan sales commitments, mandatory delivery commitments, options and futures contracts, whereby the Company maintains the right to deliver residential loans to investors in the future at a specified yield. Fair value is based on the estimated amounts that the Company would receive or pay to terminate the commitment at the reporting date. The Company takes into account various factors and strategies in determining the portion of the mortgage pipeline it wants to economically hedge. Management expects the derivatives will experience changes in fair value opposite to changes in the fair value of the derivative loan commitments and loans held for sale, thereby reducing earnings volatility.

Impairment of long-lived assets

Long-lived assets are evaluated for impairment whenever events or changes in circumstances have indicated that an asset might not be recoverable and are grouped with other assets to the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities (asset group). If the sum of the projected undiscounted cash flows (excluding interest charges) of an asset group is less than its carrying value and the fair value of an asset group is also less than its carrying value, the assets will be written down by the amount by which the carrying value of the asset group exceeded its fair value. However, the carrying amount of a finite-lived intangible asset can never be written down below its fair value. Any loss would be recognized in income from continuing operations in the period in which the determination is made. Management determined that no impairment of long-lived assets existed as of December 31, 2019.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 3. Property and equipment

Property and equipment consisted of the following at December 31, 2019:

Leasehold improvements	$149,049
Office furniture, fixtures and equipment	106,355
Computer software and equipment	171,449
426,853

Less - accumulated depreciation	(246,941)

Net property and equipment	$179,912

Depreciation expense for the year ended December 31, 2019 totaled $37,628 and is included in selling, general and administrative expenses in the accompanying combined statement of income.

Note 4. Mortgage loans held for sale

Mortgage loans held for sale were as follows at December 31, 2019:

Mortgage loans held for sale	$8,791,226
Fair value adjustments	267,541
$9,058,767

Note 5. Commitments and contingencies

Operating leases

Operating leases in which the Company is the lessee are recorded as operating lease right-of-use (ROU) assets and operating lease liabilities, respectively, on the combined balance sheet as of December 31, 2019. The Company does not currently have any significant finance leases in which it is the lessee. Operating lease ROU assets represent the Company’s right to use an underlying asset during the lease term and operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and operating lease liabilities are recognized at lease commencement based on the present value of the remaining lease payments using a discount rate that represents the Company’s incremental borrowing rate at the lease commencement date. ROU assets are further adjusted for lease incentives. Operating lease expense, which is comprised of amortization of the ROU asset and the implicit interest accreted on the operating lease liability, is recognized on a straight-line basis over the lease term and is recorded in selling, general and administrative expenses in the combined statement of income.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 5. Commitments and contingencies, continued

Operating Leases, continued

The Company is obligated on leases for office facilities with various terms, including related party leases as described in Note 11. The Company also leases office facilities under month-to-month lease agreements. Certain lease arrangements contain extension options, which is typically one year, at the agreed rental rates. The leases also include termination options by either party with 30-day notice. As these extension options are generally considered reasonably certain of exercise, they are included in the lease term in determining the present value of the lease payments. As most of the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at the lease commencement date in determining the present value of the lease payments. As of December 31, 2019, operating lease ROU assets were $548,016 and operating lease liabilities were $579,232. The Company’s operating lease cost included in the combined statement of income for the year ended December 31, 2019 was $109,148.

The table below summarizes other information related to the Company’s operating leases:

Cash paid for amounts included in the measurement of operating lease liabilities:	$109,148
Leased assets obtained in exchange for new operating lease liabilities	$-
Weighted average remaining lease term - operating leases, in years	4.2
Weighted average discount rate - operating leases	3.8%

The future minimum lease obligations related to these leases are as follows:

Year ending December 31,	Unrelated	Related	Total
2020	$172,852	$55,000	$227,852
2021	92,417	55,000	147,417
2022	52,613	55,000	107,613
2023	-	55,000	55,000
2024	-	55,000	55,000
Thereafter	-	32,083	32,083

Total future minimum lease payments	317,882	307,083	624,965
Less: imputed interest	(23,262)	(22,471)	(45,733)

Total operating lease liabilities	$294,620	$284,612	$579,232

Regulatory contingencies

The Company is subject to periodic audits and examinations, both formal and informal in nature, from various federal and state agencies, including those made as part of regulatory oversight of mortgage origination, servicing and financing activities. Such audits and examinations could result in additional actions, penalties or fines by state or federal governmental bodies, regulators or the courts.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 5. Commitments and contingencies, continued

Commitments to extend credit

The Company enters into interest rate lock commitments with borrowers who have applied for residential mortgage loans and have met certain credit and underwriting criteria. These commitments expose the Company to market risk if interest rates change and the underlying loan is not economically hedged or committed to an investor. The Company is also exposed to credit loss if the loan is originated and not sold to an investor and the mortgagor does not perform. The collateral upon extension of credit typically consists of a first deed of trust in the mortgagor’s residential property. Commitments to originate loans do not necessarily reflect future cash requirements as some commitments are expected to expire without being drawn upon.

Note 6. Warehouse lines of credit

As a means of financing its mortgage loans held for sale, the Company entered into line of credit agreements for the purpose of temporarily warehousing mortgage loans pending the sale of the loans to an investor.

The Company maintains a warehousing credit and security agreement with a bank whereby the Company borrows funds to finance the origination or purchase of eligible mortgage loans. The Company pays interest equal to the greater of the Prime Rate less 0.75% or 3.85% per annum. The Prime Rate as of December 31, 2019 was 4.75%. At December 31, 2019, the maximum funding limit of these loans was $6,000,000. The majority owners of the Company have personally guaranteed these loans. At December 31, 2019, the outstanding balance on this warehouse line was $242,196. The credit agreement requires $1,000,000 of net worth, $750,000 working capital, and a debt to net worth ratio not exceeding 20 to 1. The agreement expires November 2021.

The Company maintains a master loan warehouse agreement with a bank whereby the Company borrows funds to finance the origination or purchase of eligible mortgage loans. The Company pays interest equal to the mortgage interest rate of the underlying loan. At December 31, 2019, the maximum funding limit of these loans was $6,000,000. The majority owners of the Company have personally guaranteed these loans. At December 31, 2019, the outstanding balance on this warehouse line was $2,232,522. The credit agreement requires $500,000 in liquid assets per the agreement. The agreement expired in January 2021 and was renewed through January 2022.

The Company maintains a master loan warehouse agreement with a bank whereby the Company borrows funds to finance the origination or purchase of eligible mortgage loans. The Company pays interest equal to the greater of the mortgage interest rate of the underlying loan or 4%. At December 31, 2019, the maximum funding limit of these loans was $6,000,000. The majority owners of the Company have personally guaranteed these loans. At December 31, 2019, the outstanding balance on this warehouse line was $6,114,708. The agreement allows for the Company to exceed the limit on the line at the bank’s discretion. The credit agreement requires $1,250,000 of net worth, $750,000 in liquid assets and a debt to net worth ratio not to exceed 12 to 1 per the agreement. The agreement expires in July 2021.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 7. Fair value measurements

Authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. The price in the principal (or most advantageous) market used to measure the fair value of the asset or liability shall not be adjusted for transaction costs. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets and liabilities; it is not a forced transaction. Market participants are buyers and sellers in the principal market that are (i) independent, (ii) knowledgeable, (iii) able to transact, and (iv) willing to transact.

Authoritative guidance requires the use of valuation techniques that are consistent with the market approach, the income approach and/or the cost approach. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses valuation techniques to convert future amounts, such as cash flows or earnings, to a single present amount on a discounted basis. The cost approach is based on the amount that currently would be required to replace the service capacity of an asset (replacement costs). Valuation techniques should be consistently applied.

Inputs to valuation techniques refer to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable, meaning those that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from independent sources, or unobservable, meaning those that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In that regard, authoritative guidance establishes a fair value hierarchy for valuation inputs that gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three levels of the fair value hierarchy are described as follows:

Level 1 - Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

Level 2 - Inputs to the valuation methodology include:

•	Quoted prices for similar assets or liabilities in active markets;
•	Quoted prices for identical assets or liabilities in inactive markets;
•	Inputs other than quoted prices that are observable for the asset or liability; and
•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 - Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A description of the valuation methodologies used for assets and liabilities measured at fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy, is set forth below.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 7. Fair value measurements, continued

In general, fair value is based upon quoted market prices, where available. If such quoted market prices are not available, fair value is based upon internally developed models that primarily use, as inputs, observable market-based parameters. Valuation adjustments may be made to ensure the financial instruments are recorded at fair value.

While management believes the Company’s valuation methodologies are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.

Mortgage loans held for sale – The fair value of mortgage loans held for sale is determined, when possible, using quoted secondary-market prices or investor commitments. If no such quoted price exists, the fair value of a loan is determined using quoted prices for a similar asset or assets, adjusted for the specific attributes of that loan, which would be used by other market participants. These loans are considered Level 2 on the fair value hierarchy.

Derivative financial instruments – Derivative financial instruments are reported at fair value. Fair value is determined using a pricing model with inputs that are unobservable in the market or cannot be derived principally from or corroborated by observable market data. These instruments are considered Level 3 on the fair value hierarchy.

The fair value determination of each derivative financial instrument categorized as Level 3 required one or more of the following unobservable inputs:

•	Agreed prices from Interest Rate Lock Commitments
•	Trade prices for derivative hedges
•	Closing prices at December 31, 2019 for derivative hedges

Assets and liabilities measured at fair value on a recurring basis

The following are the major categories of assets and liabilities measured at fair value on a recurring basis as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mortgage loans held for sale	$-	$9,058,767	$-	$9,058,767
Derivative assets	-	-	52,164	52,164
Derivative liabilities	-	-	(15,449)	(15,449)
	$-	$9,058,767	$36,715	$9,095,482

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 8. Derivative instruments

The Company enters into interest rate lock commitments (IRLCs) to originate residential mortgage loans held for sale, at specified interest rates and within a specific period of time (generally between 30 and 90 days), with customers who have applied for a loan and meet certain credit and underwriting criteria. These IRLCs meet the definition of a derivative and are reflected on the combined balance sheet at fair value with changes in fair value recognized in gain on sale of mortgage loans on the combined statement of income. Unrealized gains and losses on the IRLCs, reflected as derivative assets and derivative liabilities, respectively, are measured based on the fair value of the underlying mortgage loan, quoted agency mortgage backed security (MBS) prices, estimates of the fair value of the MSRs and the probability that the mortgage loan will fund within the terms of the IRLC, net of commission expense and broker fees. The fair value of the forward loan sales commitment and mandatory delivery commitments being used to hedge the IRLCs and mortgage loans held for sale not committed to investors are based on quoted agency MBS prices.

Note 9. Concentrations

For the year ended December 31, 2019, the Company sold approximately 68% of its originated loans to two investors. Management believes no risk is present under these arrangements due to an active market of investors available to purchase mortgage loans.

Note 10. 401(k) retirement plan

The Company sponsors a 401(k) retirement plan, covering all eligible employees. The accompanying combined statement of income includes employer contributions of $12,123 for the year ended December 31, 2019.

Note 11. Related party

During the year ended December 31, 2019, the Company incurred $85,826 of rent expenses for office space and $81,108 of various expenses to entities related through common ownership. These expenses were included in selling, general, and administrative expenses in the combined statement of income.

Note 12. Subsequent events

On January 30, 2020, the World Health Organization declared the coronavirus outbreak a "Public Health Emergency of International Concern" and on March 10, 2020, declared it to be a pandemic. Actions taken around the world to help mitigate the spread of the coronavirus include restrictions on travel, and quarantines in certain areas, and forced closures for certain types of public places and businesses. The coronavirus and actions taken to mitigate it have had and are expected to continue to have an adverse impact on the economies and financial markets of many countries, including the geographical area in which the Company operates.

While it is unknown how long these conditions will last and what the complete financial effect will be to the Company, to date, the Company is not expecting to experience any significant disruption.

Encompass Lending Group, LP

Real Systems Sales Results, LP

Encompass Lending Management, LLC

RSR CO Management, LLC

Dagley Insurance Agency, LLC

Notes to the Combined Financial Statements

December 31, 2019

Note 12. Subsequent events, continued

On January 1, 2020, the owners of DIA, RSSR, RSR CO, ELM, and ELG contributed their ownership interests to E 4:9 in exchange for E 4:9 membership interest. As a result, E 4:9 owned 100% of its subsidiaries including DIA, RSSR, RSR CO, ELM and 67% of ELG. The resulting transfer, considered to be between entities under common control, is accounted for at historical net carrying value. On October 1, 2020, E 4:9 owned 89% of ELG following an additional 22% ownership contribution by the owners of ELG in exchange for additional E 4:9 membership interest.

On April 29, 2020, ELG and RSSR were granted a loan in the aggregate amount of $474,259 and $75,600, respectively, pursuant to the Paycheck Protection Program (the “PPP”) under Division A, Title I of the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which was enacted March 27, 2020. Under the terms of the PPP, loans and accrued interest are forgivable after twenty-four weeks as long as the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. The amount of loan forgiveness will be reduced if the borrower terminates employees or reduces salaries during the forgiveness period. On December 22, 2020 and February 11, 2021, RSSR’s PPP loan and ELG’s PPP loan, respectively, were forgiven in full.

In accordance with a purchase agreement effective on August 1, 2020, DIA acquired assets and liabilities of Dagley Insurance and Financial Services (DIFS). Under the terms of the Purchase Agreement, DIA paid the seller $370,940 and issued a note payable to the seller in the amount of $1,200,000.

On March 10, 2021, RSSR was granted another PPP loan from a bank in the amount of $75,600 pursuant to the Paycheck Protection Program. The Company has used the entire loan proceeds to fund its payroll expenses. The Company does not anticipate taking any action that would cause any portion of the loan to be ineligible for forgiveness.

On April 1, 2021, E 4:9’s members purchased the remaining shares from ELG’s remaining limited partners by issuing notes payable totaling $1,276,120. As a result, effective April 1, 2021, E4:9 owns 100% of ELG.

On April 16, 2021, E 4:9 was acquired by Fathom Holdings, Inc., a public entity. As a result, all long-term debt acquired at the acquisition of DIFS and notes payable issued on April 1, 2021, were paid in full at the date of the acquisition. Simultaneously, E 4:9 discontinued its relationship with one of the warehouse lines of credit and closed the warehouse line.

The Company has evaluated subsequent events through June 30, 2021, the date on which the combined financial statements were available to be issued.